Exhibit 4.1

CLASS A COMMON STOCK	CLASS A COMMON STOCK

THIS CERTIFICATE IS TRANSFERRABLE IN
PAR VALUE $0.001	NEW YORK, NY OR CHICAGO, IL

CBOT HOLDINGS, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP: 14984K 10 6

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, PAR VALUE $0.001, OF

CBOT HOLDINGS, INC. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all provisions of the Amended and Restated Certificate of Incorporation, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated: <Month Day, Year>

/s/		COUNTERSIGNED AND REGISTERED:
President	Corporate Seal Here	COMPUTERSHARE INVESTOR SERVICES, LLC
(CHICAGO)
TRANSFER AGENT AND REGISTRAR

/s/
Vice President and Secretary	By
Authorized Signature

SECURITY INSTRUCTIONS ON REVERSE

THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT BETWEEN CBOT HOLDINGS, INC. AND COMPUTERSHARE INVESTOR SERVICES LLC, DATED AS OF JUNE 24, 2005, AS IT MAY BE AMENDED FROM TIME TO TIME (THE “AGREEMENT”), THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF CBOT HOLDINGS, INC. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AGREEMENT, SUCH RIGHTS (AS DEFINED IN THE AGREEMENT) WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. CBOT HOLDINGS, INC. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE AGREEMENT WITHOUT CHARGE AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR. AS SET FORTH IN THE AGREEMENT, RIGHTS BENEFICIALLY OWNED BY ANY PERSON (AS DEFINED IN THE AGREEMENT) WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE AGREEMENT) BECOME NULL AND VOID AND MAY NOT THEREAFTER BE EXERCISED OR TRANSFERRED.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT - Custodian
	(Cust)	(Minor)
TEN ENT - as tenants by the entireties	under Uniform Gifts to Minors Act
(State)
JT TEN - as joint tenants with right of survivorship	UNIF TRF MIN ACT - Custodian (until age )
and not as tenants in common	(Cust)	(State)
under Uniform Transfers to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF ANY CLASS OR SERIES OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

For Value received                      hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY

OR OTHER IDENTIFYING NUMBER

OF ASSIGNEE

________________________

______________________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

______________________________________________________

______________________________________________________

Shares________________________________

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney_______________________________

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:                     20

Signature:

Signature:
NOTICE: The Signature(s) to this assignment must
correspond with the name(s) as written upon the face of the certificate, in every particular without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

By

_____________________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR

INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM,

PURSUANT TO S.E.C. RULE 17Ad-15.